UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2014

KONA GRILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34082	20-0216690
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7150 E. Camelback Road, Suite 333 Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 922-8100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As earlier reported on Form 8-K filed on April 24, 2013, Kona Grill, Inc., a Delaware corporation (“Kona” or the “Company”), together with certain of its wholly-owned subsidiaries, entered into a Credit Agreement for a revolving line of credit (the “Credit Facility”) with KeyBank National Association as administrative agent, letter of credit issuer, swing line lender and sole lead arranger (the “Lender”), and certain other related documents including a Pledge and Security Agreement and Subsidiary Guaranty.

On November 7, 2014, Kona and the Lender entered into an Amended and Restated Credit Agreement to (i) increase the Credit Facility from $20 million to a $35 million revolving line of credit, and (ii) extend the maturity date of the Credit Facility from April 19, 2017 to November 7, 2019. In addition, under the Amended and Restated Credit Agreement, the Credit Facility bears interest between 1.5% and 2.5% over LIBOR, depending on the Company’s leverage ratio. The Credit Facility is secured by the Company’s personal property and assets pursuant to the terms and conditions of the Pledge and Security Agreement and Subsidiary Guaranty, each of which were included as Exhibits to the April 24, 2013 Form 8-K and are incorporated herein by reference.

The above description is a summary and is qualified in its entirety by the terms and conditions of the Amended and Restated Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

On November 10, 2014, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The disclosures in Item 1.01 regarding the Amended and Restated Credit Agreement and the Credit Facility are incorporated into this item by this reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Credit Agreement dated as of November 7, 2014 (filed herewith).

10.2	Pledge and Security Agreement dated April 19, 2013 (incorporated by reference to the Company’s Form 8-K filed April 24, 2013).

10.3	Subsidiary Guaranty dated April 19, 2013 (incorporated by reference to the Company’s Form 8-K filed April 24, 2013).

99.1	Press Release dated November 10, 2014, titled “Kona Grill Announces Expanded Credit Facility” (filed herewith).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONA GRILL, INC.:
(REGISTRANT)

By:	/s/ Berke Bakay
BERKE BAKAY
President and Chief Executive Officer

Dated: November 12, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Credit Agreement dated as of November 7, 2014.

10.2	Pledge and Security Agreement dated April 19, 2013 (incorporated by reference to the Company’s Form 8-K filed April 24, 2013).

10.3	Subsidiary Guaranty dated April 19, 2013 (incorporated by reference to the Company’s Form 8-K filed April 24, 2013).

99.1	Press Release dated November 10, 2014, titled “Kona Grill Announces Expanded Credit Facility.”